UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2017 (December 20, 2017)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in a Current Report on Form 8-K filed by Chemung Financial Corporation (the “Corporation”) on May 13, 2016 (the “May 13, 2016 Form 8-K”) the Corporation announced the retirement of Ronald M. Bentley from the position of Chief Executive Officer of the Corporation and Chemung Canal Trust Company (the “Bank”) effective December 31, 2016. The May 13, 2016 Form 8-K also disclosed that Mr. Bentley will remain on the Board of Directors of the Corporation and the Bank after retiring as Chief Executive Officer.

As previously disclosed in a Current Report on Form 8-K filed by the Corporation on December 23, 2016 (the “December 23, 2016 Form 8-K”) the Corporation announced the continuation of Mr. Bentley’s employment as a part-time employee for calendar year 2017 to serve as an advisor to the Corporation. The December 23, 2016 Form 8-K also disclosed that Mr. Bentley will receive an annual salary of $50,000, a company-owned vehicle and reimbursement for other reasonable business expenses. Mr. Bentley will not be entitled to participate in any benefit plans except certain health plan benefits.

Effective January 1, 2018, the Board of Directors of the Corporation and Mr. Bentley have entered into a one-year Post-Employment Consulting Agreement (the “Agreement”) pursuant to which Mr. Bentley will serve as an advisor and mentor to his successor, Anders M. Tomson. Under the Agreement Mr. Bentley will also provide continuing strategic advice and counsel related to potential acquisitions and participate in major strategic initiatives. The Bank may utilize Mr. Bentley’s special skills in business development and the formation and retention of key client relationships. Mr. Bentley will receive an annual payment of $50,000 in equal monthly installments and reimbursement for other reasonable business expenses. Mr. Bentley will be an independent contractor and not be eligible for any employee benefit programs the Bank sponsors for the benefit of its employees.

The Agreement is furnished as Exhibit 10.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.

10.1	Post-Employment Consulting Agreement dated December 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer
December 22, 2017